Organization and Principal Activities	12 Months Ended
Sep. 30, 2023
Organization and Principal Activities [Abstract]
ORGANIZATION AND PRINCIPAL ACTIVITIES

1. ORGANIZATION AND PRINCIPAL ACTIVITIES

Techlution Service Limited (“TSL”) was incorporated in accordance with laws and regulations of Hong Kong on November 28, 2017. It is engaged in providing IT development and consulting service to customers.

Neural Sense Limited (“NSL”) was incorporated in accordance with laws and regulations of Hong Kong on October 16, 2019. It is also engaged in providing IT development and consulting service to customers.

Alpha Technology Group Limited (“Alpha”) was incorporated in the British Virgin Islands on October 5, 2022 as an exempted company. Alpha has not commenced its operations.

On October 12, 2022, Alpha acquired 100% of equity interest in NSL and TSL from the former shareholders. NSL and TSL became Alpha’s wholly owned subsidiaries. Alpha as investing holding company conducts its primary operations through its two wholly owned subsidiaries after the acquisition. Alpha and its subsidiaries, NSL and TSL, are collectively referred to as the “Predecessor and Successor”. Although, after the acquisition, NSL and TSL became wholly-owned subsidiaries of Alpha.

Recent development

The subsidiaries of Alpha were under the control of different ultimate owners immediately following their acquisition by Alpha. Although, after the acquisition, NSL and TSL became wholly-owned subsidiaries of Alpha, the two acquired companies did not operate under common control as their ultimate owners had been different. As these transactions between entities are not under common control as it is different ultimate owner of the Company after acquisition, the Company has reported the results of combined operations for the period in a manner similar to the acquisition method and has consolidated financial results from the date of the initial acquisition of the aforementioned companies. Assets and liabilities were consolidated at their carrying values, and goodwill arising from this acquisition was attributable to the expected synergies from the operation of NSL and TSL.

Initial public offering

On November 2, 2023, Alpha announced its closing of the initial public offering of 1,750,000 Ordinary Shares at an offering price of US$4 per Ordinary Share. Alpha raised total gross proceeds of approximately US$7,000,000. In addition, the Company granted to its underwriters an option for a period of 45 days after closing of the initial public offering to purchase up to an additional 262,500 Ordinary Shares at the public offering price, less underwriting discounts. On November 21, 2023, the underwriters fully exercised the over-allotment option to purchase an additional 262,500 Ordinary Shares at the public offering price of $4.00 per share. As a result, Alpha further raised gross proceeds of approximately US$1 million, in addition to the previously discussed gross proceeds of approximately US$7 million, before deducting underwriting discounts and offering expenses. After deducting underwriting discounts, commissions, and other offering expenses, the Company received a total net proceeds of approximately US$5.32 million.